Exhibit 99.3

July 2013

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-0629 or IR@53.com

Jim Eglseder	Laura Wehby
VP / Investor Relations	VP / Investor Relations
(513) 534-8424	(513) 534-7407

Quarterly Data

	Three Months Ended
	June	March	December	September	June	March	December	September
	2013	2013	2012	2012	2012	2012	2011	2011
Ratios (percent)
Return on assets	1.98	1.41	1.33	1.23	1.32	1.49	1.08	1.34
Return on average common equity	17.6	12.5	11.5	10.4	11.4	13.1	9.5	11.9
Average equity as a percent of average assets	11.64	11.38	11.65	11.82	11.58	11.49	11.41	11.33
Net interest margin (a)	3.33	3.42	3.49	3.56	3.56	3.61	3.67	3.65
Efficiency (a)	52.3	59.8	65.2	63.7	59.4	58.3	67.5	60.4
Net losses charged off as a percent of average loans and leases	0.51	0.63	0.70	0.75	0.88	1.08	1.19	1.32
Allowance for loan and lease losses as a percent of loans and leases	1.99	2.08	2.16	2.32	2.45	2.59	2.78	3.08
Allowance for credit losses as a percent of loans and leases	2.18	2.28	2.37	2.53	2.66	2.81	3.01	3.32
Nonperforming assets as a percent of loans, leases and other assets, including OREO (b)	1.32	1.41	1.49	1.73	1.96	2.03	2.23	2.44
Allowance for loan and lease losses as a percent of nonperforming assets (b)	151	147	144	133	125	127	124	125
Allowance for credit losses as a percent of nonperforming assets (b)	165	161	158	145	136	138	134	135
Common Share Data
Earnings per share	$0.69	$0.47	$0.44	$0.39	$0.41	$0.46	$0.33	$0.41
Earnings per diluted share	$0.66	$0.46	$0.43	$0.38	$0.40	$0.45	$0.33	$0.40
Cash dividends per common share	0.12	0.11	0.10	0.10	0.08	0.08	0.08	0.08
Book value per share	15.57	15.42	15.10	14.84	14.56	14.30	13.92	13.73
Common shares outstanding, excluding treasury	851,473,955	874,644,725	882,152,057	897,467,317	918,913,253	920,056,340	919,804,436	919,778,512
Market price per share:
High	$18.60	$16.61	$16.16	$15.95	$14.67	$14.73	$13.08	$13.09
Low	15.80	15.35	13.75	13.07	12.04	12.78	9.60	9.13
End of period	18.05	16.31	15.20	15.51	13.40	14.04	12.72	10.10
Supplemental Data
Common dividends declared ($ in millions)	$102	$96	$88	$89	$74	$74	$74	$74
Full-time equivalent employees	20,569	20,744	20,798	20,789	20,888	21,206	21,334	21,172
Banking centers	1,326	1,320	1,325	1,320	1,322	1,315	1,316	1,314
ATMs	2,433	2,426	2,415	2,404	2,409	2,404	2,425	2,437

(a)	Presented on a fully taxable equivalent basis (FTE).
(b)	Excludes nonperforming assets held for sale.

Quarterly Data

	Three Months Ended
	June	March	December	September	June	March	December	September
	2013	2013	2012	2012	2012	2012	2011	2011
Income Statement ($ in millions)
Interest income (FTE)	$989	$1,000	$1,020	$1,027	$1,031	$1,045	$1,061	$1,059
Interest expense	104	107	117	120	132	142	141	157

Net interest income (FTE)	885	893	903	907	899	903	920	902
Provision for loan and lease losses	64	62	76	65	71	91	55	87
Noninterest income:
Service charges on deposits	136	131	134	128	130	129	136	134
Investment advisory revenue	98	100	93	92	93	96	90	92
Corporate banking revenue	106	99	114	101	102	97	82	87
Mortgage banking net revenue	233	220	258	200	183	204	156	178
Card and processing revenue	67	65	66	65	64	59	60	78
Other noninterest income	414	109	215	78	103	175	24	64
Securities gains, net	—	17	2	2	3	9	5	26

Securities gains, net—non-qualifying hedges on mortgage servicing rights	6	2	(2)	5	—	—	(3)	6

Total noninterest income	1,060	743	880	671	678	769	550	665
Noninterest expense:
Salaries, wages and incentives	404	399	416	399	393	399	393	369
Employee benefits	83	114	96	79	84	112	84	70
Net occupancy expense	76	79	76	76	74	77	79	75
Technology and communications	50	49	52	49	48	47	48	48
Equipment expense	28	28	27	28	27	27	27	28
Card and processing expense	33	31	31	30	30	30	28	34
Other noninterest expense	343	278	465	345	281	281	334	322

Total noninterest expense	1,017	978	1,163	1,006	937	973	993	946
Income before income taxes (FTE)	864	596	544	507	569	608	422	534
Taxable equivalent adjustment	5	5	4	4	4	5	4	4

Income before income taxes	859	591	540	503	565	603	418	530
Applicable income tax	256	179	144	139	180	173	104	149

Net income	$603	$412	$396	$364	$385	$430	$314	$381
Less: Net income attributable to noncontrolling interests	—	(10)	(3)	1	—	—	—	—

Net income attributable to Bancorp	$603	$422	$399	$363	$385	$430	$314	$381
Dividends on preferred stock	9	9	9	9	9	9	9	8

Net income available to common shareholders	$594	$413	$390	$354	$376	$421	$305	$373

Regulatory Capital Data ($ in millions) (a)
Tier I capital	$12,438	$11,878	$11,685	$11,594	$13,093	$12,860	$12,503	$12,266
Tier II capital	3,676	3,853	4,131	4,183	4,188	4,076	4,382	4,397

Total risk-based capital	$16,114	$15,731	$15,816	$15,777	$17,281	$16,936	$16,885	$16,663

Risk-weighted assets	$112,330	$109,626	$109,699	$106,858	$106,398	$105,412	$104,945	$102,562

Tier I capital ratio	11.07%	10.83%	10.65%	10.85%	12.31%	12.20%	11.91%	11.96%
Total risk-based capital ratio	14.35%	14.35%	14.42%	14.76%	16.24%	16.07%	16.09%	16.24%
Tier I leverage ratio	10.41%	10.03%	10.05%	10.09%	11.39%	11.31%	11.10%	11.08%
Tier I common equity ratio	9.44%	9.70%	9.51%	9.67%	9.77%	9.64%	9.35%	9.33%

(a)	Current period regulatory capital data and ratios are estimated.

Quarterly Data

	As of
	June	March	December	September	June	March	December	September
	2013	2013	2012	2012	2012	2012	2011	2011
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,390	$2,186	$2,441	$2,490	$2,393	$2,235	$2,663	$2,348
Available-for-sale and other securities	16,187	15,263	15,207	15,402	15,552	16,093	15,362	16,227
Held-to-maturity securities	274	283	284	287	305	321	322	337
Trading securities	219	218	207	205	200	195	177	189
Other short-term investments	1,109	2,286	2,421	1,286	1,964	1,628	1,781	2,028

Total cash and securities	20,179	20,236	20,560	19,670	20,414	20,472	20,305	21,129
Loans held for sale	2,148	2,691	2,939	1,802	1,863	1,584	2,954	1,840
Portfolio loans and leases	87,032	85,676	85,782	83,059	82,359	82,113	81,018	79,216

Total loans and leases	89,180	88,367	88,721	84,861	84,222	83,697	83,972	81,056
Allowance for loan and lease losses	(1,735)	(1,783)	(1,854)	(1,925)	(2,016)	(2,126)	(2,255)	(2,439)
Bank premises and equipment	2,540	2,540	2,542	2,520	2,506	2,485	2,447	2,410
Operating lease equipment	645	598	581	542	511	495	497	462
Goodwill	2,416	2,416	2,416	2,417	2,417	2,417	2,417	2,417
Intangible assets	23	25	27	30	33	36	40	45
Servicing rights	899	772	697	679	736	767	681	662
Other real estate owned	301	316	320	356	338	383	429	447
Other assets	8,912	7,895	7,884	8,333	8,382	8,121	8,434	8,716

Total assets	$123,360	$121,382	$121,894	$117,483	$117,543	$116,747	$116,967	$114,905

Liabilities
Deposits:
Demand	$30,097	$30,027	$30,023	$27,606	$26,251	$26,385	$27,600	$24,547
Interest checking	22,878	23,175	24,477	22,891	23,197	23,971	20,392	18,616
Savings	18,448	19,339	19,879	20,624	22,011	22,245	21,756	21,673
Money market	9,247	8,613	6,875	5,285	4,223	4,275	4,989	5,448
Foreign office	1,570	1,089	885	1,059	1,265	1,251	3,250	3,139
Other time	3,793	3,909	4,015	4,167	4,261	4,446	4,638	5,439
Certificates—$100,000 and over	7,374	5,472	3,284	2,978	3,065	3,162	3,039	3,092
Other foreign office	47	—	79	78	—	56	46	93

Total deposits	93,454	91,624	89,517	84,688	84,273	85,791	85,710	82,047
Federal funds purchased	636	386	901	686	641	319	346	427
Other short-term borrowings	2,112	2,439	6,280	5,503	4,613	2,877	3,239	4,894
Other liabilities	5,929	4,693	4,347	4,710	4,507	4,502	4,739	4,679
Long-term debt	6,940	8,320	7,085	8,127	9,685	9,648	9,682	9,800

Total liabilities	109,071	107,462	108,130	103,714	103,719	103,137	103,716	101,847

Equity
Common and preferred equity	15,304	14,315	13,975	13,648	13,402	13,154	12,795	12,552
Net unrealized gains (losses):
Available-for-sale securities	203	381	412	494	475	487	485	519
Qualifying cash flow hedges	29	37	50	62	69	73	80	91
Accumulated other comprehensive income related to employee benefit plans	(83)	(85)	(87)	(88)	(91)	(92)	(95)	(68)
Treasury stock, at cost	(1,202)	(766)	(634)	(398)	(83)	(62)	(64)	(65)

Total Bancorp shareholders’ equity	14,251	13,882	13,716	13,718	13,773	13,560	13,201	13,029
Noncontrolling interest	38	38	48	51	51	50	50	29

Total equity	14,289	13,920	13,764	13,769	13,824	13,610	13,251	13,058

Total liabilities and equity	$123,360	$121,382	$121,894	$117,483	$117,543	$116,747	$116,967	$114,905

Share Data
Preferred shares outstanding—Series G	16,442	16,450	16,450	16,450	16,450	16,450	16,450	16,450
Preferred shares outstanding—Series H	24,000	—	—	—	—	—	—	—
Common shares outstanding, excluding treasury	851,473,955	874,644,725	882,152,057	897,467,317	918,913,253	920,056,340	919,804,436	919,778,512
Treasury shares held	72,418,626	49,247,856	41,740,524	26,425,263	4,979,328	3,836,240	4,088,144	4,114,068

Quarterly Data

	Three Months Ended
	June	March	December	September	June	March	December	September
	2013	2013	2012	2012	2012	2012	2011	2011
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$89,473	$88,880	$86,180	84,829	$84,508	$83,757	$82,278	$80,013
Taxable securities	15,346	15,224	15,187	15,005	15,548	15,313	15,270	15,790
Tax exempt securities	55	51	57	48	62	59	58	64
Other short-term investments	1,561	1,571	1,521	1,535	1,558	1,363	1,915	2,288

Total interest-earning assets	106,435	105,726	102,945	101,417	101,676	100,492	99,521	98,155
Cash and due from banks	2,359	2,225	2,442	2,368	2,264	2,345	2,418	2,362
Other assets	15,198	15,016	15,468	15,749	15,835	15,734	15,758	15,381
Allowance for loan and lease losses	(1,780)	(1,850)	(1,912)	(2,013)	(2,121)	(2,246)	(2,429)	(2,603)

Total assets	$122,212	$121,117	$118,943	$117,521	$117,654	$116,325	$115,268	$113,295

Liabilities
Interest-bearing liabilities:
Interest checking	$22,796	$23,763	$23,556	$22,967	$23,548	$22,308	$19,263	$18,322
Savings	18,864	19,576	20,216	21,283	22,143	21,944	21,715	21,747
Money market	8,918	7,932	6,026	4,776	4,258	4,543	5,255	5,213
Foreign office	1,418	1,102	1,174	1,345	1,321	2,277	3,325	3,255
Other time	3,859	3,982	4,094	4,224	4,359	4,551	4,960	6,008
Certificates—$100,000 and over	6,519	4,017	3,084	3,016	3,130	3,178	3,085	3,376
Other foreign office	10	40	32	32	23	19	16	7
Federal funds purchased	560	691	794	664	408	370	348	376
Other short-term borrowings	2,867	5,429	4,553	4,856	4,303	3,261	3,793	4,033
Long-term debt	7,552	7,506	7,891	8,863	9,669	9,768	9,707	10,136

Total interest-bearing liabilities	73,363	74,038	71,420	72,026	73,162	72,219	71,467	72,473
Demand deposits	29,682	28,565	29,223	27,127	26,351	26,063	26,069	23,677
Other liabilities	4,908	4,687	4,394	4,430	4,462	4,627	4,536	4,275

Total liabilities	107,953	107,290	105,037	103,583	103,975	102,909	102,072	100,425
Equity	14,259	13,827	13,906	13,938	13,679	13,416	13,196	12,870

Total liabilities and equity	$122,212	$121,117	$118,943	$117,521	$117,654	$116,325	$115,268	$113,295

Average loans and leases (excluding held for sale)	$86,707	$85,903	$83,943	$82,888	$82,586	$81,500	$79,914	$78,620
Average common shares outstanding:
Basic	858,582,710	870,923,074	884,676,065	904,474,989	913,540,510	915,225,816	914,996,543	914,946,545
Diluted	900,625,454	913,163,262	925,585,306	944,820,608	954,622,463	957,415,527	956,348,893	955,490,439

Quarterly Data

	Three Months Ended
	June	March	December	September	June	March	December	September
	2013	2013	2012	2012	2012	2012	2011	2011
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$37,868	$36,782	$36,077	$33,357	$32,625	$32,203	$30,828	$29,324
Commercial mortgage	8,450	8,777	9,116	9,368	9,697	9,976	10,214	10,435
Commercial construction	758	699	707	683	834	916	1,037	1,239
Commercial leases	3,570	3,568	3,549	3,549	3,471	3,512	3,531	3,368

Subtotal—commercial	50,646	49,826	49,449	46,957	46,627	46,607	45,610	44,366
Consumer:
Residential mortgage	14,513	14,713	14,873	13,449	13,218	12,523	13,474	11,878
Home equity	9,531	9,727	10,018	10,238	10,377	10,493	10,719	10,920
Automobile loans	12,015	11,741	11,972	11,912	11,739	11,832	11,827	11,593
Credit card	2,114	2,043	2,097	1,994	1,943	1,896	1,978	1,878
Other consumer loans and leases	361	317	312	311	318	346	364	421

Subtotal—consumer	38,534	38,541	39,272	37,904	37,595	37,090	38,362	36,690

Total loans and leases	$89,180	$88,367	$88,721	$84,861	$84,222	$83,697	$83,972	$81,056

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$37,636	$36,423	$34,311	$33,124	$32,770	$31,421	$29,954	$28,824
Commercial mortgage	8,627	8,978	9,209	9,592	9,873	10,077	10,350	10,140
Commercial construction	717	700	697	751	886	1,008	1,155	1,777
Commercial leases	3,553	3,557	3,509	3,483	3,471	3,543	3,352	3,300

Subtotal—commercial	50,533	49,658	47,726	46,950	47,000	46,049	44,811	44,041
Consumer:
Residential mortgage	14,984	14,866	14,028	13,458	13,059	12,928	12,638	11,224
Home equity	9,625	9,872	10,129	10,312	10,430	10,606	10,810	10,985
Automobile loans	11,887	12,096	11,944	11,812	11,755	11,882	11,696	11,445
Credit card	2,071	2,069	2,029	1,971	1,915	1,926	1,906	1,864
Other consumer loans and leases	373	319	324	326	349	366	417	454

Subtotal—consumer	38,940	39,222	38,454	37,879	37,508	37,708	37,467	35,972

Total average loans and leases	$89,473	$88,880	$86,180	$84,829	$84,508	$83,757	$82,278	$80,013

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$607	$618	$665	$808	$1,002	$994	$1,058	$1,134
Nonaccrual loans held for sale	15	16	25	38	55	110	131	171
Restructured loans—commercial (nonaccrual) held for sale	—	3	4	5	5	7	7	26
Restructured loans and leases (nonaccrual) portfolio	302	333	364	345	340	358	380	404
Other assets, including other real estate owned	241	259	257	293	277	321	378	406

Total nonperforming assets	$1,165	$1,229	$1,315	$1,489	$1,679	$1,790	$1,954	$2,141

Ninety days past due loans and leases	$152	$164	$195	$201	$203	$216	$200	$274

Nonperforming Loans ($ in millions) (nonaccrual plus renegotiated)
Commercial and industrial loans and leases	$356	$323	$345	$401	$471	$489	$544	$646
Commercial mortgage	235	260	296	356	449	470	497	513
Commercial construction loans	47	74	85	93	123	146	156	194
Residential mortgage loans	202	221	237	254	260	265	275	276
Other consumer loans and leases	84	92	95	93	99	99	104	108

Total nonperforming loans and leases (including held for sale)	$924	$970	$1,058	$1,197	$1,402	$1,469	$1,576	$1,737

Credit Charge-Offs ($ in millions)
Gross charge-offs	($145)	($168)	($177)	($188)	($219)	($253)	($280)	($294)
Recoveries	33	35	30	32	38	33	41	32

Net losses charged off	($112)	($133)	($147)	($156)	($181)	($220)	($239)	($262)